UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 11, 2006
GATX Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8319 (Commission File Number)	94-1661392 (IRS Employer Identification No.)
500 West Monroe Street
Chicago, Illinois 60661-3676
(Address of principal executive offices, including zip code)
(312) 621-6200
Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 11, 2006, GATX Financial Corporation (“GFC”), a wholly owned subsidiary of GATX Corporation (“GATX”), as Borrower, and GATX, as Guarantor, entered into Amendment No. 1 to the Amended and Restated Five Year Credit Agreement (the “Amendment”) with the lenders named therein and Citicorp USA, Inc., as Administrative Agent. The Amendment added GATX as a guarantor of the obligations of GFC under the Amended and Restated Five Year Credit Agreement, dated as of June 27, 2005, and amended financial covenants contained therein such that those covenants apply to GATX rather than to GFC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX FINANCIAL CORPORATION

(Registrant)

/s/ Robert C. Lyons

Robert C. Lyons Vice-President, Chief Financial Officer (Duly Authorized Officer)
Date: December 13, 2006